SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

American Independence Funds Trust
(Name of Registrant as Specified in Its Charter)
________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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_______________________________________________________________________

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_______________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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_______________________________________________________________________

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AMERICAN INDEPENDENCE FUNDS TRUST
335 Madison Avenue, Mezzanine
New York, NY 10017

International Equity Fund

October 29, 2009

Dear Shareholder,

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of the International Equity Fund, to be held at 10:00 a.m. (Eastern time) on November 13, 2009, at the Trust's offices located at 335 Madison Avenue, Mezzanine, New York, NY 10017. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust

AMERICAN INDEPENDENCE FUNDS TRUST
335 Madison Avenue, Mezzanine
New York, NY 10017

International Equity Fund
(the "Fund")

October 29, 2009

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the International Equity Fund a series of American Independence Funds Trust (the "Trust"), a Delaware business trust, will be held at the Trust's offices, located at 335 Madison Avenue, Mezzanine, New York, NY 10017, on November 13, 2009 at 10:00 a.m. (Eastern time) for the following purposes:

     1. To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Global Investors, LLC on behalf of the International Equity Fund.

     2. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on October 15, 2009 are entitled to notice of, and to vote at, the Meeting.

Eric M. Rubin
President
American Independence Funds Trust

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 13, 2009

International Equity Fund
(the "Fund")

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m.(Eastern Standard time) on November 13, 2009, at the Trust's offices at 335 Madison Avenue, New York, NY 10017, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about October 30, 2009. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs and Voting Procedures".)

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

Each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board of Trustees of the Trust has fixed the close of business on October 15, 2009 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. See "Substantial Shareholders" for record date shares of the Fund.

PROPOSAL
________________________

APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN AMERICAN INDEPENDENCE FINANCIAL

SERVICES, LLC AND SECURITIES GLOBAL INVESTORS, LLC (“SGI”).

BACKGROUND

American Independence Financial Services, LL (the "Adviser") serves as the investment

Adviser of the International Equity Fund pursuant to an Advisory Agreement dated March 1, 2006.The Adviser, through its portfolio management team continuously reviews, supervises and administers the Fund's investment program. The Adviser also provides certain administrative services necessary for the Fund's operations.

AIFS has subscribed to the theory that opportunities for Alpha are enhanced with active management, particularly in non-US portfolios. Understanding of the nuance of local capital markets, company-specific risks and opportunities, as well as first-hand familiarity of political and sovereign events, are important factors in building international portfolios. AIFS has identified what it believe to be a unique opportunity and has reached agreement to secure the services of a very capable and seasoned organization. AIFS has entered into a sub-advisory agreement with Security Global Investors (“SGI”) to assume the sub-advisory duties for the American Independence International Equity Fund.

We expect to have no significant or adverse tax-consequences to personal trust or individual holders of the Fund.

At a meeting of the Board held on October 2. 2009, the Board of Trustees, after careful consideration of a variety of factors (see "The Trustees Considerations" below), determined that the appointment of Securities Global Investors, LLC as sub-advisor to the Fund was in the best interests of the Fund and its shareholders, and unanimously approved a Sub-Advisory Agreement between American Independence Financial Services, LLC and Securities Global Investors, LLC, subject to shareholder approval. The Sub-Advisory Agreement is attached hereto as Exhibit B.

The Sub-Advisory Agreement provides for fees payable to SGI for its sub- advisory services at the rate 0.405% per annum. The Advisor has agreed to limit the total operating expenses to 1.59%, 2.09% and 1.09% for the Class A, Class C and Institutional Class respectively, through March 1, 2010. The expense cap in effect will remain in place and there will be no additional cost to shareholders.

In the event that the Sub-Advisory Agreement is not approved by shareholders of the Fund, the Board will have to determine what additional steps are in the best interests of the Fund and its shareholders.

THE NEW SUB-ADVISORY AGREEMENT

Under the Sub-Advisory Agreement SGI will manage the investment and reinvestment of the Fund's assets and, with respect to such assets, continuously review, supervise, and administer the investment program of the Fund, determine in its discretion the securities to be purchased or sold, provide AIFS and the Trust with records concerning SGI’s activities which the Trust is required to maintain, and render regular reports to AIFS and the Trust's officers and Board concerning SGI’s discharge of the foregoing responsibilities. SGI will discharge the foregoing responsibilities subject to AIFS’s oversight and the control of the officers and the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitation for the Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations.

If approved by shareholders, the Sub-Advisory Agreement will continue in effect with respect to the Fund for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of the Trust or of any such party. The Sub-Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Board, or by a vote of holders of a majority of the shares of the Fund.

The Sub-Advisory Agreement provides that the sub-adviser would have no liability to the Adviser of the Fund for any act or omission in connection with rendering services under the respective agreement, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreements ("Disabling Conduct").

THE BOARD OF THE TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL.

The Board has determined that the Sub-Advisory Agreement is fair and in the best interests of the Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The Sub-Advisory Agreement was presented to the Board for its consideration at a Board of Trustees' meeting held on October 2, 2009. The full Board, and, separately, the independent Trustees, voted unanimously to approve the Sub-Advisory Agreement.

In reaching its decision to approve the Sub-advisory Agreement, the Board considered information furnished to it by AIFS and SGI. The Board also requested and received responses from SGI to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Sub-advisory Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by SGI; (ii) the investment performance of the Fund and the historical investment performance of similar portfolios managed by SGI; (iii) the costs of the services to be provided by SGI from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s subadvisory fee.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the Sub-advisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of SGI. The Board took note of AIFS’s belief that SGI, with its significant equity management capabilities and strong historical equity investment performance track record, is well-qualified to serve as the Fund’s Sub-Advisor. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Sub-Advisory Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by SGI

In considering the approval of the Sub-Advisory Agreement, the Board examined the nature, extent and quality of the services that SGI proposed to provide to the Fund. In this regard, the Board took note of the experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and SGI’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at SGI, as well as SGI’s reputation and financial condition. The Board also observed that the senior personnel at SGI have a long history of managing assets across all sectors of the equity markets, and that SGI had approximately $509,120,948 million in assets under management as of September 30, 2009, which was comprised substantially of equity securities. Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Sub-Advisory Agreement, the Fund is likely to benefit from the nature, extent and quality of these services as a result of SGI’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board considered the Fund’s historical investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus.

The Board also considered information provided by AIFS showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board compared the Fund’s historical investment performance to the investment performance of similar portfolios managed by SGI, as well as the strength of SGI’s resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreement, that the selection of SGI as the Sub-Advisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided by SGI

The Board considered the estimated costs of the services to be provided by SGI under the Sub-Advisory Agreement. In evaluating these estimated costs, the Board considered, among other things, SGI’s investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that SGI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that SGI’s ability to maintain a strong financial position is important in order for SGI to provide high-quality ongoing services to the Fund and its shareholders. The Board did not consider profitability information from SGI’s relationship with the Fund, since SGI had not commenced its service as the Fund’s subadvisor at the time the Board considered its approval of the Sub-Advisory Agreement. However, the Board considered information provided by SGI reflecting SGI’s profitability with respect to similar mutual funds currently managed by SGI. The Board will request information concerning the profitability of the Fund to SGI the next time that the Board considers the approval of the Fund’s Sub-Advisory Agreement. The Board did consider, however, representations from AIFS and SGI that the fees to be paid to SGI under the Sub-Advisory Agreement are the product of arm’s-length negotiations between AIFS and SGI.

The Board also considered certain fall-out benefits that may be realized by SGI due to its relationship with the Fund. The Board recognized, for example, the benefits to SGI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to SGI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreement, that any profits to be realized by SGI due to its relationship with the Fund will be the result of arm’s-length negotiations between AIFS and SGI, and are based on Sub-advisory fees paid to SGI by AIFS, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board considered the Fund’s contractual Advisory and Sub-Advisory fee schedules Based on this information, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreement, that the Fund’s fee and expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s fee and expense structure as the Fund continues to grow over time.

Reasonableness of Sub-Advisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Sub-Advisory Agreement. The Board considered that the fees to be paid to SGI under the Sub-Advisory Agreement are paid by AIFS, not the Fund, and will result in no increase in the Fund’s management fee.

In addition, the Board observed that, because SGI is not affiliated with AIFS, approval of the Sub-Advisory Agreement will likely result in a decrease in the revenue AIFS will receive with respect to the Fund. The Board acknowledged that, after evaluating the reasonableness of the Fund’s management fee in connection with a recent annual contract review process, it had concluded that the Fund’s management fee was reasonable. In reaching this conclusion, the Board also considered information provided by SGI concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund.

Based on these considerations, the Board concluded that the Fund’s Sub-Advisory fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Sub-Advisory Agreement, supports the conclusion that the fees to be paid under the Sub-Advisory Agreement are reasonable.

Conclusion

On the basis of the information provided and its evaluation thereof, the Board unanimously voted to approve the Sub-Advisory Agreement with SGI.

Will the Fund Bear the Expenses of the Special Meeting?

All of the expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by AIFS. It is estimated that the total cost will be between $5,000 and $10,000.

THE ADVISER AND SUB-ADVISOR

Adviser

AIFS serves as manager to the Fund pursuant to the Advisory Agreement dated March 2, 2006, between AIFS and the Trust, on behalf of the Fund. AIFS has managed the Fund since March 2, 2006.

In conformity with the stated policies of the Fund and pursuant to the Advisory Agreement, AIFS manages the investment operations of the Fund and the composition of the Fund’s portfolio, subject to the supervision of the Board. AIFS also provides administrative services to the Fund. AIFS provides offices, conducts clerical, recordkeeping and bookkeeping services, and maintains most of the financial, legal and accounting records required to be maintained for the Fund, except those maintained by the Fund’s custodian and Sub-advisor.

The Advisory Agreement was last approved by shareholders on February 28, 2006, for the purpose of approving the agreement in connection with a shareholder meeting and most recently renewed by the Board at a meeting held on June 26, 2009 for one year beginning on August 1, 2009. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to the Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by AIFS. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

The Advisory Agreement provides that AIFS shall not be liable to the Trust for any error of judgment by AIFS or for any loss sustained by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from AIFS’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, AIFS may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more Sub-Advisors, at its own expense. If it chooses to delegate to a Sub-Advisor, AIFS is responsible for monitoring the Sub-Advisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a Sub-Advisor, AIFS continuously reviews, supervises and administers the Fund’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund’s assets. Mr. Glenn Dorsey will be responsible for the oversight of the sub-advisor.

Glenn Dorsey, Mr. Dorsey joined AIFS in January 2009 and assists Mr. Barneby with the Interest Rate Scorecard, portfolio management and business development. Prior to joining AIFS, Mr. Dorsey was the founder of Reveille Asset Mgt. Prior to starting Reveille, Mr. Dorsey was a portfolio manager with Jamison Prince Asset Mgt, Lyon Stubbs & Tompkins, Mitchell Hutchins and Bankers Trust Company. Mr. Dorsey has been in the financial services industry for 24 years and is a Chartered Financial Analyst.

In consideration for its services, AIFS receives an annual fee of 0.81% of the average daily net assets of the Fund. From AIFS’ management fee, SGI will receive its Sub-Advisory fee as detailed in the section above entitled Background on page 6.

During the fiscal year ended October 31, 2008, AIFS received $887,574 in management fees from the Fund, of which $146,314 was waived and/or reimbursed.

INFORMATION ABOUT SGI

AIFS has proposed that SGI serve as the Sub-Advisor to the Fund. Under AIFS’ supervision, SGI would be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. For these services, SGI would receive an annual fee, paid monthly, by AIFS, and not by the Fund, as detailed in the above section entitled Background on page 6.

Security Global Investors, LLC ("SGI") is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. SGI managed more than $488.17 million in assets as of December 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI and Security Investors, LLC located at One Security Benefit Place, Topeka, Kansas 66636, operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.

SGI has two affiliated brokers, Security Distributors, Inc. and Rydex Distributors, Inc. SGI did not transact any trades with these brokers and therefore, did not pay any commissions to an affiliated broker.

Exhibit C to this Proxy Statement sets forth the principal executive officers of SGI.

The SGI investment team of David Whittall, Scott Klimo, Mark Kress and Yon Perullo would be jointly and primarily responsible for the day-to-day management of the Fund. Their biographical information is set forth below:

David Whittall, Portfolio Manger, International Equities—Mr. Whittall joined SGI’s global equity team in 2004. Currently, Mr. Whittall has twenty years of professional and international investment experience. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. Prior to HSBC, he was a Vice President at JP Morgan and their senior European equity salesman in San Francisco. Before his work in international equity sales, David spent seven years at Montgomery Asset Management where he was a Senior Analyst, Portfolio Manager and Principal. David was the founder and portfolio manager for the Montgomery New Power fund, a utility/energy-focused sector fund. David joined Montgomery after living in Hong Kong for five years where he was an Associate Director at Baring Securities and Head of China Equity Research. David holds a B.A. in Asian Studies from the University of California at Berkley. He was the recipient of the UC Regent’s Scholarship for study abroad and attended Beijing University in the People’s Republic of China from 1987 to 1988. David speaks Mandarin Chinese and French.

Scott Klimo, CFA, Portfolio Manager, International Equities—Mr. Klimo joined SGI’s global equity team in 2002. Currently, Mr. Klimo has over 20 years of professional and international investment experience. Prior to joining SGI, Scott worked as a Senior International Analyst for Founders Asset Management in Denver, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Scott was an Assistant Portfolio Manager for the State of Wisconsin Investment Board, where he helped manage a $4 billion international portfolio with a value-oriented investment style. Scott began his career in 1987 as an analyst for Crosby Securities in Hong Kong before progressing to Thailand Research Director for Smith New Court Far East. Scott holds a B.A. in Asian Studies from Hamilton college in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Scott is a Chartered Financial Analyst.

Mark Kress, CFA, Portfolio and Risk Manager—Mr. Kress joined SGI’s global equity team in 2001, bringing over ten years of investment experience in developing and maintaining systems specific to the investment processes. Prior to joining SGI, Mark was an analyst at Trinity Equity Management, a San Francisco-based investment advisory firm where he developed and implemented the firm’s investment process incorporating quantitative screening models and risk management procedures. Mark also spent four years as a Senior Consultant at FactSet Research Systems, where he worked with a variety of portfolio managers assisting in the development of proprietary investment strategies using the FactSet platform. Mark graduated from the University of California, Davis with a Bachelor of Science degree in Managerial Economics and also has an M.B.A from the University of California at Berkley Haas School of Business. He is a Chartered Financial Analyst.

Yon Perullo, CFA, Portfolio and Risk Manager—Mr. Perullo joined SGI in 2007, bringing over 9 years of quantitative product development and investment experience. Prior to joining SGI, Yon was a co-founder and portfolio manager at Nascent Strategies, LLC; a Connecticut based hedge fund that specialized in quantitative market-neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. Before Nascent, Yon was a Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet’s suite of quantitative products, including alpha modeling, portfolio simulation, and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis, and execution. He earned his B.A. in Chemistry from the University of Rhode Island. He is a Chartered Financial Analyst.

SGI does not act as an adviser/subadvisor with respect to any fund with similar investment objectives as the Fund.

BROKERAGE COMMISSIONS ON FUND TRANSACTIONS

In effecting purchases and sales of Fund securities for the account of the Fund, SGI will seek the best execution of the Fund’s orders. In the course of achieving best execution, SGI may place such orders with brokers and dealers who provide market, statistical and other research information to it. SGI will be authorized, under certain circumstances, when placing Fund transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to SGI’s receipt of market, statistical and other research information.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

OF THE FUND VOTE “FOR” THE APPROVAL OF THE SUBADVISORY

AGREEMENT.

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Fund on or about October 30, 2009. Only shareholders of record as of the close of business on the Record Date, October 15, 2009, will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Voting of Proxies. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (1) delivering to the Secretary of American Independence Funds written notice of the revocation; (2) delivering to the Fund a proxy with a later date; or (3) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. The presence in person or by proxy of the holders of the majority of outstanding shares of the Fund on the Record Date shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Fund:

	Number of Shares Outstanding
	Institutional Class	Class A	Class C
International Equity	8,894,495.82	4,612.11	7,631.98
Fund

Votes Necessary to Approve the Proposal. Approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Effect of Abstentions and Broker “Non-Votes.” The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposal. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposal.

Adjournments. If a quorum is not present at the Special Meeting, if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, or for any other reason not prohibited by law or the organizational documents of the Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Payment of Solicitation Expenses. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by AIFS and are estimated to be between $5,000 and $10,000. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of AIFS, the Fund, their respective affiliates, or, in AIFS’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting. The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Fund that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposal and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals. A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 335 Madison Avenue, New York, New York 10017. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.

The Fund is a diversified series of the American Independence Funds Trust, an open-end management investment company, organized as a Delaware statutory trust. The Fund is governed by a Board of Trustees consisting of nine members, seven of which are not “interested persons” of the Trust as defined in the 1940 Act. For more information on the history of the Fund, please see the Fund’s Statement of Additional Information.

Manager and Administrator.

AIFS, 335 Madison Avenue, New York, New York 10017, a limited liability company organized under the laws of Delaware, serves as the manager to the Fund. In this capacity, AIFS is responsible for providing investment advisory and administrative services to the Fund. AIFS commenced operations in October 2004. As of October 15, 2009, AIFS managed approximately $880 million in assets.

Distributor.

Foreside Distribution Services, LP, Two Portland Square, Portland, Maine 04101, a limited partnership organized under the laws of Delaware, serves as the Trust’s distributor and principal underwriter (the “Distributor”) pursuant to Master Distribution Agreement. The Master Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.

Independent Registered Public Accounting Firm.

Grant Thornton, LLP 226 Causeway Street, 6th Floor, Boston, Massachusetts02114 serves as the Fund’s independent registered public accounting firm. Grant Thornton LLP is responsible for auditing the annual financial statements of the Fund. Representatives of Grant Thornton LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.

The Fund will furnish, without charge, upon request, a printed version of the most recent annual and semiannual reports to shareholders of the Fund. Such requests may be directed to the Fund by calling toll-free 866-410-2006 or by visiting aifunds.com.

Information Requirements.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Fund.

Security Ownership of Management and Principal Holders.

As of the Record Date, the current officers and Trustees of the American Independence Funds, in the aggregate, beneficially owned less than 1% of any class of shares of the Fund. As of the close of business on October 15, 2009, INTRUST Bank owned of record 99.9% of the shares of the Fund and thus may be deemed to control the Fund. As owner of more than 50% of the Fund's shares, INTRUST will be able to cast the deciding vote on the Proposal.

A list of the 5% shareholders of the Fund as of the Record Date is provided in Exhibit D.

“Householding” of Proxy Statements.

The Fund may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this proxy statement, please call toll-free 888-266-8787-. If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Fund has furnished multiple proxy statements to your household and you would like the Fund to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

Exhibit A

[Shareholder Name]
[Title [if applicable]
[Address]
[Shares Held]

AMERICAN INDEPENDENCE FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS
November 13, 2009

International Equity Fund

This proxy is solicited on behalf of the board of trustees of American Independence Funds Trust, on behalf of the above referenced Fund, a separate series of American Independence Funds Trust, (the "the Fund"). The undersigned hereby appoints John Pileggi, Eric Rubin and Theresa Donovan, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern time, on November 13, 2009, at the Funds' offices located at 335 Madison Avenue, Mezzanine, New York, NY 10017 and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

Date October 30, 2009

YOUR VOTE IS VERY IMPORTANT. PLEASE
COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY.

____________________________________
Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE
BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)To approve a Sub-Advisory Agreement between American Independence Financial Services, LLC and
Securities Global Investors, LLC.

FOR |_| AGAINST |_| ABSTAIN |_|

Your board of trustees recommends that you vote "FOR" Proposal 2.

(2) To transact such other business as may properly come before the meeting.

PLEASE SIGN AND DATE THE REVERSE SIDE.

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this 13th day of November, 2009 by and between American Independence Financial Services, LLC (the "Adviser"), and Security Global Investors, LLC (the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the International Equity Fund (the "Fund"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser desires to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the assets of the Fund, subject to the supervision of the Adviser and the Fund’s Board of Trustees (the “Board”) and subject to the terms of this Agreement. The Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the Fund’s Investments (as defined below).

     (a) Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Board, to purchase, hold and sell investments for the account of the Fund (hereinafter “Investments”) and to monitor on a continuous basis the performance of such Investments. The Sub-Adviser shall give the Fund the benefit of its best efforts in rendering its services as Sub-Adviser. The Sub-Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

     The Sub-Adviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act.

     The Sub-Adviser and any affiliated person of the Sub-Adviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund (“Principal Transactions”); provided, however, the Sub-Adviser or an affiliated person of the Sub-Adviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

     The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

     (b) Brokerage. The Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board, to establish and maintain accounts on behalf of the Fund, and place orders for the purchase and sale of the Fund’s Investments, with or through such persons, brokers or dealers as Sub-Adviser may select, which may include, to the extent permitted by the Adviser and the Board, brokers or dealers affiliated with the Sub-Adviser or Adviser, and to negotiate commissions, mark-ups or other fees to be paid on such transactions. In all such orders, the person selected by the Sub-Adviser to effect the transaction is authorized to follow the instructions of Sub-Adviser in every respect concerning the Fund’s account and, except as herein otherwise provided, Sub-Adviser is authorized to act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases and sales, as well as with respect to all other things necessary or incidental thereto including the voting of proxies or effectuating tenders, exchanges or redemptions, or other similar actions with respect to Investments held by the Fund.

     The Sub-Adviser agrees that in placing such orders for the Fund it shall attempt to obtain best execution, provided that the Sub-Adviser may, on behalf of the Fund, pay brokerage commissions to a broker that provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Sub-Adviser’s overall responsibilities with respect to the Fund, and the other accounts as to which the Sub-Adviser exercises investment discretion, and (ii) determines that such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and any other applicable laws and regulations. In reaching such determination, the Sub-Adviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain a more favorable price, lower brokerage commissions, and/or more efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (c) Books and Records. The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder, solely with respect to transactions made by it on behalf of the Fund. The Sub-Adviser shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser will preserve all books and records maintained by it for the periods prescribed in part (e) of Rule 31a-2 under the 1940 Act, and agrees that such books and records shall remain the sole property of the Trust and shall be promptly surrendered to the Trust upon request. The Sub-Adviser further agrees that all books and records maintained hereunder, including those maintained in electronic formats, shall be made available to the Trust or the Adviser upon reasonable request and notice.

     (d) Information Concerning Investments and Sub-Adviser. From time to time as the Adviser or the Trust may reasonably request, the Sub-Adviser will provide the requesting party reports on the Fund’s portfolio transactions and reports on Investments held by or on behalf of the Fund, all in such detail as the Adviser or the Trust may reasonably request. The Sub-Adviser will make available its officers and employees to meet with the Board at the Trust’s principal place of business at least once each calendar year, or as otherwise reasonably requested on due notice to the Sub-Adviser, to review the Investments of the Fund.

     The Sub-Adviser will also provide such information as is customarily provided by a Sub-Adviser and as may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

     During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at the Sub-Adviser’s principal office all materials, including registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to shareholders of the Fund or the public, that refer to the Sub-Adviser for Sub-Adviser’s review and approval. The Sub-Adviser shall not be deemed to have approved any such materials until the Sub-Adviser so notifies the Adviser in writing, such approval not be unreasonably withheld. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, email, or hand delivery.

     (e) Custody Arrangements. It is acknowledged that the Trust has appointed a custodian to take and have possession of the assets of the Fund pursuant to a separate agreement between the custodian and the Trust. Sub-Adviser will not accept custody or possession of any cash, securities, or other property of the Fund. Sub-Adviser bears no responsibility for loss arising out of or attributable to custody of Fund assets by the custodian. The Adviser shall notify the custodian as to the employment of Sub-Adviser. The Sub-Adviser shall on each business day provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets.

     (f) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Sub-Adviser and its members, officers, partners, employees and interested persons shall act in all material respects in conformity with the Trust’s Agreement and Declaration of Trust, By-Laws, and currently effective registration statement, and with the written instructions and directions of the Board and the Adviser, after receipt of such documents from the Trust, and shall comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act, the Commodity Exchange Act (the “CEA”), the rules thereunder, and all other applicable federal and state laws and regulations.

     In carrying out its obligations under this Agreement, the Subadviser shall seek to ensure that, each Fund complies with all applicable statutes and regulations necessary to qualify such Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

     (g) Information Concerning the Fund. The Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust’s Agreement and Declaration of Trust, (ii) the Trust’s By-Laws, (iii) the Fund’s registration statement under the 1940 Act and the Securities Act as filed with the Securities and Exchange Commission (the “Commission”), and (iv) any written instructions of the Trust’s Board or the Adviser.

     (h) Voting of Proxies. Unless the Adviser notifies the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or has been delegated to a party other than the Sub-Adviser, the Sub-Adviser shall direct the custodian as to whether and how to vote such proxies as the Sub-Adviser deems necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by the Fund.

     (i) Compliance Program. The Sub-Adviser agrees to cooperate with the Adviser and the Fund and the Trust’s officers and Trustees, including the Trust’s Chief Compliance Officer (“CCO”), with respect to (i) compliance-related matters related to its responsibilities under this Agreement, and (ii) the Trust’s reasonable efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined by Rule 38a-1 under the 1940 Act)

2. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Section 1 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears. For purposes of calculating the compensation to be paid hereunder, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund’s shares as described in the then current prospectus for the Fund.

     The Sub-Adviser’s compensation shall be accrued for each calendar day the Sub-Adviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid quarterly to the Sub-Adviser as soon as practicable following the last day of each calendar quarter, by wire transfer if so requested by the Sub-Adviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a quarter, then the Sub-Adviser’s fee for said quarter shall be prorated for such portion.

3. Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with its services under this Agreement and may, from time to time, at its sole expense, employ or associate itself with such persons as it believes to be fitted to assist it in the execution of its duties hereunder; provided, however, that the Sub-Adviser shall not delegate any of its investment management duties under this Agreement without the approval of the Adviser and the Board. Nothing herein shall obligate the Sub-Adviser to bear the cost of Investments (including brokerage fees) purchased and sold for the Fund, and the Sub-Adviser shall not bear expenses related to the operation of the Trust or Fund, including, but not limited to, taxes, interest, brokerage fees and commissions, proxy voting expenses and extraordinary Trust expenses.

4. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its services to the Trust are not impaired thereby. The Adviser understands that the Sub-Adviser provides investment advisory services to numerous other funds and accounts. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account, which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or its shareholders, members, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client, provided, however, that this provision shall not be construed to relieve the Sub-Adviser of any fiduciary duty it owes to the Fund in selecting Investments for the Fund. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

5. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

     (a) The Sub-Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act;

     (b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

     (c) The Sub-Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”);

     (d) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(e) This Agreement is a valid and binding agreement of the Sub-Adviser;

     (f) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

     (g) The Sub-Adviser has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

6. Representations and Warranties of Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

     (a) The Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act;

     (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the NFA;

     (c) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

     (d) The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser; and

     (f) The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV at least 48 hours prior to the execution of this Agreement

7. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 5 and 6 hereof shall survive for the duration of this Agreement and either party hereto shall promptly notify the other in writing upon becoming aware that any of their foregoing representations or warranties is no longer true.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of the Sub-Adviser’s obligations and duties hereunder, the Sub-

Adviser shall not be subject to any liability to the Adviser, to the Fund or the Trust, or any of the Fund’s shareholders, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments.

9. Indemnification. The Sub-Adviser shall indemnify the Adviser and the Trust, and their respective officers and trustees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser’s obligations and duties hereunder, except where such liability or expense results from the Adviser’s willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Adviser’s obligations and duties hereunder. The Adviser shall indemnify the Sub-Adviser and its officers and members for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s performance of its obligations hereunder, except where such liability or expense results from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment or upon termination of the investment advisory agreement between the Adviser and the Trust. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

     As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Commission under said Act.

11. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and, no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions, and the 1940 Act. To the extent that the applicable laws of the State of Kansas conflict with the applicable provisions of the 1940 Act, the latter shall control.

13. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.	Confidentiality.
(a) Each party agrees that it will treat confidentially all information provided by the other
party	regarding such other party’s businesses and operations, including without limitation the investment activities or holdings of the Series (“Confidential Information”). All Confidential Information provided by a party hereto shall be used only by the other party hereto solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the providing party, except for any party that is under common control and except for a limited number of employees, attorneys, accountants and other advisers of the party receiving the information on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

     (b) The foregoing Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that recipient learns of such information or knowledge, (v) has been rightfully and lawfully obtained by recipient from any third party; or (vi) is legally compelled to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

     (c) It is understood that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Adviser and the Trust as confidential and for use only by the Adviser and the Fund. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and the Sub-Adviser, the Adviser and the Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Fund for a period of at least 30 days after month end, except that the Fund’s top 10 holdings may be disclosed 30 days after month end. In addition, the Adviser or the Trust may disclose, earlier than 30 days after month end, a list of the securities held by the Fund to certain third parties who have entered into a confidentiality agreement with the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Security Global Investors LLC	American Independence Financial. Services, LLC
By:_______________________ Title:____________________	By:_______________________ Title:____________________

Schedule A
to the
Investment Sub-Advisory Agreement
between
American Independence Financial Services, LLC
and
Security Global Investors, LLC
For the
International Equity Fund

The Adviser shall pay compensation to the Sub-Adviser pursuant to section 2 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rate:

International Equity Fund:

0.405% per annum (net of waivers and reimbursements).

DATED: _________________, 2009

Exhibit C

Principal Executive Officers of Security Global Investors, LLC

RICHARD GOLDMAN KRIS ROBBINS CHRIS PHALEN KEITH FLETCHER JOHN BOICH AMY LEE BRENDA HARWOOD THOMAS KAEHR	PRESIDENT & MANAGER MANAGER VICE PRESIDENT VICE PRESIDENT VP, HEAD OF GLOBAL EQUITY SECRETARY CHIEF COMPLIANCE OFFICER TREASURER

Exhibit D

Owners of 5% or more of American Independence International Equity Fund

Class I

			% Class
Shareholder	Shares	Value	Ownership

MARIL & CO FBO NJ C/O MARSHALL & ILSLEY TRUST
COMPANY N A 11270 W PARK PL STE 400 MILWAUKEE WI
53224-3638	4,102,427.62	$ 46,070,262.17	46.1%

MARIL & CO FBO NJ C/O MARSHALL & ILSLEY TRUST
COMPANY N A 11270 W PARK PL STE 400 MILWAUKEE WI
53224-3638	2,616,359.55	$ 29,381,717.75	29.4%

NFS LLC FEBO MARSHALL & ILSLEY TRUST CO NA FBO
INTRUST BNK NJ DLY RCRDKPG ATTN:MUT FUNDS 11270
W PARK PL STE 400 MILWAUKEE WI 53224-3638	2,158,190.06	$ 24,236,474.41	24.3%

Class A

			% Class
Shareholder	Shares	Value	Ownership

MG TRUST COMPANY CUST FBO ARRIVATO ADVISORS
LLC RETIREMENT 700 17TH ST STE 300 DENVER CO
80202-3531	3,199.594	$ 35,771.46	69.4%

RICHARD A WEDEMEYER & JANE Y WEDEMEYER COMM
PROP 78 SUMMIT RD RIVERSIDE CT 06878-2127	873.086	$ 9,761.10	18.9%

SANDRA C WHITWORTH 16013 S DESERT FOOTHILLS PKWY #
1090 PHOENIX AZ 85048-8441	539.443	$ 6,030.97	11.7%

Class C

Shareholder			% Class
Shares		Value	Ownership

RAYMOND JAMES & ASSOC INC FBO LISA RUBIN 16409
S 30TH DR PHOENIX AZ 85045-2271	685.097	$ 7,631.98	100.0%